Exhibit 99(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in the Registration Statement on Form N-1A.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 27, 2013